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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
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SNB Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
SOLICITATION, REVOCABILITY AND VOTING OF PROXIES
VOTING SHARES AND VOTING RIGHTS
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.
EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND NOMINATING PROCEDURES
EXECUTIVE COMPENSATION AND OTHER MATTERS
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
BENEFICIAL OWNERSHIP OF STOCK BY MANAGEMENT OF THE COMPANY AND PRINCIPAL SHAREHOLDERS
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
Appendix A

14060 Southwest Freeway
Sugar Land, Texas 77478

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Thursday, May 26, 2005

Shareholders of SNB Bancshares, Inc.:
      Notice is hereby given that the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of SNB Bancshares, Inc. (the “Company”) will be held at the Museum of Southern History at 14080 Southwest Freeway, Sugar Land, Texas, on Thursday, May 26, 2005, beginning at 1:30 p.m. local time, for the following purposes:

1. To elect four (4) common stock directors by the holders of common stock, voting as a separate class, to serve until the Company’s 2006 annual meeting of shareholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

2. To elect five (5) Class B stock directors by the holders of Class B stock, voting as a separate class, to serve until the Company’s 2006 annual meeting of shareholders and until their successors are duly elected and qualified, or until their earlier resignation or removal;

3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
      Only those shareholders of record at the close of business on March 31, 2005 shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the main office of the Company during normal business hours for a period of at least ten days prior to the Annual Meeting, as well as at the Annual Meeting.
      We urge you to read the attached proxy statement carefully for a more complete statement regarding the matters to be acted upon at the Annual Meeting.

By order of the Board of Directors,

Caralisa Morris Simon
Chairman of the Board
Sugar Land, Texas
April 21, 2005
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and promptly mail it in the enclosed envelope. You may revoke your proxy card in the manner described in the proxy statement at any time before it is exercised. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

14060 Southwest Freeway
Sugar Land, Texas 77478

PROXY STATEMENT
FOR
2005 ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Thursday, May 26, 2005

SOLICITATION, REVOCABILITY AND VOTING OF PROXIES
      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SNB Bancshares, Inc., a Texas corporation (the “Company”), of proxies for use at the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held Thursday, May 26, 2005, at 1:30 p.m. local time, at the Museum of Southern History, 14080 Southwest Freeway, Sugar Land, Texas, and at any adjournment(s) thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice. This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy will first be sent to shareholders on or about April 21, 2005.
      The Board of Directors of the Company has fixed the close of business on March 31, 2005 as the date (“Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 9,758,412 shares of common stock, $0.01 par value per share (“Common Stock”), and 2,676,541 shares of Class B stock, $0.01 par value per share (“Class B Stock”). Only shareholders of record on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
Voting of Proxies
      The purposes of the Annual Meeting are set forth in the accompanying Notice and include (i) the election of four Common Stock directors by the holders of Common Stock and five Class B Stock directors by the holders of Class B Stock to serve on the Company’s Board of Directors until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal, (ii) to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005 and (iii) the transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.
      Shares of the Company’s Common Stock and Class B Stock represented at the Annual Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions indicated on the proxy. If no instructions are specified on an executed and returned form of proxy, the proxies intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the shareholders as set forth herein.

      The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy will be voted with respect thereto in accordance with the judgment of the persons designated in the proxy. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws.
Revocability of Proxies
      Any proxy given by a record shareholder may be revoked by such shareholder at any time before it is exercised by submitting to the Secretary of the Company a duly executed proxy bearing a later date, delivering to the Secretary of the Company a written notice of revocation, or attending the Annual Meeting and voting in person.
      All written notices of revocation and other communications with respect to revocation of proxies should be sent to: SNB Bancshares, Inc., 14060 Southwest Freeway, Sugar Land, Texas 77478, (281) 269-7200, Attention: Corporate Secretary. Any shareholder who holds shares in street name with a bank or broker must contact that bank or broker if he or she wishes to revoke his or her proxy.
Solicitation
      The cost of this solicitation of proxies is being borne by the Company. Solicitations will be made only by the use of the mail, except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal calls, without being paid additional compensation for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock and Class B Stock held of record by such persons, and the Company will reimburse them for their reasonable expenses incurred in connection with such forwarding.
Annual Report
      The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, accompanies but does not constitute part of this proxy statement.
VOTING SHARES AND VOTING RIGHTS
      Only holders of record of Common Stock and Class B Stock at the close of business on March 31, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A majority of the shares of Common Stock and Class B Stock, considered as separate classes, outstanding as of the Record Date must be represented in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter will be included in determining whether a quorum exists.
      The Company’s Amended and Restated Articles of Incorporation provide that the holders of Common Stock have the right to elect 40% of the members of the Company’s Board of Directors, voting as a separate class (each director so elected designated as a Common Stock director). The Company’s Articles also provide that the holders of Class B Stock have the right to elect 60% of the members of the Board of Directors, voting as a separate class (each director so elected designated as a Class B Stock director), as long as at least 250,000 shares of Class B Stock are outstanding as of the record date for that particular meeting.
      The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Annual Meeting is required to elect the Common Stock nominees for director and the affirmative vote of the holders of a plurality of the outstanding shares of Class B Stock represented at the Annual Meeting is required to elect the Class B Stock nominees for director. Accordingly, the four Common Stock nominees receiving the greatest number of votes cast by the holders of Common Stock and the five Class B Stock nominees receiving the greatest number of votes cast by the holders of Class B Stock will be elected, even if they do not receive a majority. A broker non-vote or a withholding of authority to vote with respect to one or more nominees for director will not be considered a vote against such nominee or nominees.
      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Stock represented at the Annual Meeting is required to approve the appointment of the independent registered public accounting firm. Abstentions will have the effect of a vote against such matter. However, broker non-votes will be deemed shares not present to vote on such matter and will not count as votes for or against the proposal and will not be included in calculating the number of votes necessary for approval of such matter. A broker non-vote occurs if a broker or other nominee of shares does not have discretionary authority to vote the shares and has not received voting instructions with respect to a particular matter.
ELECTION OF DIRECTORS
Election Procedures; Term of Office
      In accordance with the Company’s Amended and Restated Articles of Incorporation, members of the Board of Directors are designated as either Common Stock directors or Class B Stock directors. The Company’s Corporate Governance and Nominating Committee has recommended to the Board of Directors, and the Board has approved the nomination of Wallace J. McKenzie, Richard D. Parker, Edmond S. Solymosy and Robert P. Viles, M.D. as Common Stock directors and Stewart Morris, Caralisa Morris Simon, James W. Stevens, Dan Wilford and Harvey E. Zinn as Class B Stock directors. Each of the nominees is currently serving as a director of the Company. If elected at the Annual Meeting, the nine nominees will serve until the Company’s 2006 annual meeting of shareholders and until their successors are duly elected and qualified or until their earlier resignation or removal.
      Unless the authority to vote for the election of directors is withheld as to one or more of the nominees, all shares of Common Stock represented by proxy will be voted FOR the election of the Common Stock nominees for director and all shares of Class B Stock represented by proxy will be voted FOR the election of the Class B Stock nominees for director. If the authority to vote for the election of directors is withheld as to one but not all of the Common Stock nominees, all shares of Common Stock represented by any such proxy will be voted FOR the election of the nominees as to whom such authority is not withheld. Similarly, if the authority to vote for the election of directors is withheld as to one but not all of the Class B Stock nominees, all shares of Class B Stock represented by any such proxy will be voted FOR the election of the nominee or nominees as to whom such authority is not withheld.
      While the Board of Directors has no reason to believe that any of the nominees will, prior to the date of the Annual Meeting, refuse or be unable to accept the nomination, should any person so refuse or become unable to accept, it is the intention of the person named in the proxy to vote for such other person or persons for the position of director(s) as the Board of Directors may in its best judgment recommend. All of the nominees have consented to being named herein and to serve if elected.

Nominees for Election and Executive Officers
      The following table sets forth the name, age and positions with the Company and Southern National Bank of Texas (the “Bank”) for each nominee for election as a director of the Company. All of the directors of the Company also serve as directors of the Bank.

Name	Age	Positions With the Company and the Bank

Common Stock Director Nominees:
Colonel Wallace J. McKenzie	79	Director of the Company and the Bank
Richard D. Parker	59	Director of the Company and the Bank
General Edmond S. Solymosy	67	Director of the Company and the Bank
Robert P. Viles, M.D.	59	Director of the Company and the Bank
Class B Stock Director Nominees:
Stewart Morris	85	Director and Senior Chairman of the Board of the Company and the Bank
Caralisa Morris Simon	52	Director and Chairman of the Board of the Company and the Bank
James W. Stevens	57	Director of the Company and the Bank
Dan Wilford	64	Director of the Company and the Bank
Harvey E. Zinn	57	Director, President and Chief Executive Officer of the Company and the Bank
      Wallace J. McKenzie, Colonel, U.S. Air Force (Retired). Colonel McKenzie has been a director of the Company since 1995 and a director of the Bank since 1985. He is a 30-year decorated veteran with the United States Air Force, having served in World War II, Korea and Vietnam. He serves on the Company’s Corporate Governance and Nominating Committee and chairs the Company’s Compensation Committee. He also serves on the Bank’s Loan, Asset Liability and Building/Branch Committees.
      Richard D. Parker. Mr. Parker joined the Board of the Company in 2004 and has been a director of the Bank since 1998. Mr. Parker is a financial executive with thirty-five years of experience in domestic and international business. He has been a chief financial officer for both commercial enterprises with revenues up to $350 million and non-profit organizations. Mr. Parker is currently Vice President for Financial Affairs of Houston Baptist University. He serves on the Company’s Audit Committee and also serves on the Bank’s Asset Liability and Community Reinvestment Act Committees.
      Edmond S. Solymosy, General, U.S. Army (Retired). General Solymosy has been a director of the Company since 2004 and of the Bank since 1997. He has been president and chief executive officer of several international asset management firms in Houston. General Solymosy was appointed Honorary Consul of Hungary in 1993. He is currently Director of Development for Student Affairs of the Texas A&M Foundation. He serves on the Company’s Audit Committee and on the Bank’s Loan and Asset Liability Committees.
      Robert P. Viles, M.D. Dr. Viles joined the board of the Company in 2004 and has been a director of the Bank since 1985. Dr. Viles has been engaged in the practice of medicine in Sugar Land, Texas since 1975. He is a former director of the American Society of Anesthesiologists. He serves as chair of the Company’s Audit Committee and serves on the Bank’s Asset Liability Committee.
      Stewart Morris. Mr. Morris currently serves as Senior Chairman of the Board of the Company, a position he has held since 1995. He has been a director of the Bank since 1989 and has served as Senior Chairman of the Bank since 1998. Mr. Morris has devoted his entire business career to the management, growth and expansion of Stewart Title, and under his leadership, Stewart Title has expanded into a network of more than 8,000 offices and agencies covering all 50 states and over 30 foreign countries. Mr. Morris also serves as an advisory director of Stewart Information Systems Corporations (NYSE: STC). Mr. Morris is the father of Caralisa Morris Simon.

      Caralisa Morris Simon. Ms. Simon currently serves as Chairman of the Board of the Company, a position she has held since 1995. Ms. Simon joined the Bank’s board as Vice Chairman in 1993 and has served as Chairman of the Bank since 1998. Ms. Simon serves on the Loan and Asset Liability Committees of the Bank. While overseeing the Bank’s image and community involvement activities, Ms. Simon directs the marketing and business development standards for the Bank. Prior to joining the Bank, Ms. Simon had 17 years of experience in communications and marketing with Stewart Title. Ms. Simon is the daughter of Stewart Morris.
      James W. Stevens. Mr. Stevens has been a director of the Company since 1995 and of the Bank since 1991. Mr. Stevens has spent the last 30 years in the practice of real estate law with the firm of Stevens & Rau, PC. In addition to law, he has been actively involved in the title insurance business, serving as president and chairman of the board of Brazoria County Abstract Company from 1983 until 1997. He serves on the Company’s Corporate Governance and Nominating and Compensation Committees. He also chairs the Bank’s Loan and Automations Committees.
      Dan Wilford. Mr. Wilford joined the board of the Company in 2004 and has been a director of the Bank since 2003. Mr. Wilford is past president of Memorial Hermann Healthcare System and its nine subsidiaries and served as chief executive officer of a community-based, not-for-profit, multi-hospital system. He has been an active member and founder of multiple community organizations and serves as a director of Healthcare Realty Trust, Inc. (NYSE: HR) and Sanders Morris Harris Group (Nasdaq: SMHG). He serves as chair of the Company’s Corporate Governance and Nominating Committee and as a member of the Company’s Compensation Committee. He also serves on the Bank’s Asset Liability Committee and is the Chairman of the Bank’s Building/Branch Committee.
      Harvey E. Zinn. Mr. Zinn has served as President and Chief Executive Officer and a director of the Company since 1995, and he has also served in those same capacities with the Bank since 1988. Beginning his career in 1969 in the retail business, Mr. Zinn served as president and chief executive officer of Electronic Centers, Inc. where he directed the operations of 72 retail stores in 42 cities in 10 states and was responsible for the management of 450 employees. Mr. Zinn currently serves on the Loan and Asset Liability Committees of the Bank. Mr. Zinn is the father of Harvey Zinn, Jr., President, Branch Banking for the Bank and Company.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.
Independent Directors
      The Company’s Board of Directors is comprised of nine directors. The Board of Directors has determined that the following directors are independent directors under the corporate listing standards of the Nasdaq Stock Market: Wallace J. McKenzie, Richard D. Parker, Edmond S. Solymosy, James W. Stevens, Robert P. Viles, M.D. and Dan Wilford. The independent directors hold executive sessions from time to time at the conclusion of regular meetings of the Board of Directors. In 2004, the independent directors held one executive session.

EXECUTIVE OFFICERS
      The following table sets forth certain information with respect to the executive officers of the Company and the Bank:

Name	Age	Positions

Daniel S. Agnew	51	Chief Lending Officer of the Company; President, Lending Services of the Bank
R. Darrell Brewer	58	Treasurer and Chief Financial Officer of the Company; President, Financial Services and Chief Financial Officer of the Bank
Harvey Zinn, Jr.	34	President, Branch Banking of the Company and the Bank
      Daniel S. Agnew. Mr. Agnew currently serves as President, Lending Services of the Bank, a position he has held since 1993. Since joining the Bank in 1990, Mr. Agnew has overseen a growth in the Bank’s loans from $40.0 million to $598 million as of December 31, 2004. In his capacity as Chief Lending Officer, Mr. Agnew supervises all lending officers as well as the Bank’s Credit Department and Loan Operations area. Mr. Agnew has 29 years of banking and lending experience. Prior to joining the Bank, Mr. Agnew served as President/CEO of Texas Commerce Bank, Clear Lake.
      R. Darrell Brewer. Mr. Brewer currently serves as Treasurer and Chief Financial Officer of the Company and President, Financial Services and Chief Financial Officer of the Bank, positions he has held since 1995. Mr. Brewer, a Certified Public Accountant in Texas since 1970, has 37 years of banking and financial experience, including nine years in public accounting with Peat, Marwick, Mitchell & Co., (now KPMG) where he specialized in bank audits. He also has 28 years of experience in the banking and financial services industry, serving previously as Chief Financial Officer for several banks, including River Oaks Bank & Trust Company and Compass Bank-Houston.
      Harvey Zinn, Jr. Mr. Zinn currently serves as President, Branch Banking for the Bank, a position he has held since 2002. Mr. Zinn was elected President, Branch Banking for the Company in 2004. Mr. Zinn has been with the Bank since 1994. He previously held the position of Commercial Lender with over $200 million in production. As President of Branch Banking, he has overseen deposits grow in two years from $600 million to over $800 million. Mr. Zinn has over 10 years experience in banking. Mr. Zinn is the son of Harvey E. Zinn.
CORPORATE GOVERNANCE AND NOMINATING PROCEDURES
Meetings of the Board of Directors
      The Board of Directors of the Company held twelve (12) meetings during 2004. There was no director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii) total number of meetings held by committees on which he or she served.
Committees of the Board of Directors
      The Company’s Board of Directors has three committees, the Audit, Compensation and Corporate Governance and Nominating Committees, which are described below.
      Audit Committee. The primary purpose of the Audit Committee is to provide independent and objective oversight with respect to the Company’s financial statements and reports and other financial information provided to shareholders and others, its internal control over financial reporting, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and its audit, accounting and financial reporting processes generally. The Audit Committee reports to the Board of Directors concerning these matters. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee held twelve (12) meetings during 2004.

      The Audit Committee is comprised of Mr. Parker, General Solymosy and Dr. Viles (Chairman), each of whom the Board has determined to be an independent director in accordance with the applicable Nasdaq rules. The Board has determined that Mr. Parker qualifies as an “audit committee financial expert” as that term is defined under the rules of the Securities and Exchange Commission, and that each member of the Audit Committee is able to read and understand fundamental financial statements.
      Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board of Directors with respect to the compensation of the Company’s directors, Chief Executive Officer and other executive officers and is responsible for establishing policies dealing with various compensation and employee benefit matters. The Compensation Committee also administers the Company’s stock option plan and makes recommendations to the Board of Directors as to option grants to the Company’s employees under the stock option plan. The Compensation Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at www.snbtx.com under the Corporate Governance section on the Investor Relations page.
      The Compensation Committee is comprised of Colonel McKenzie (Chairman) and Messrs. Stevens and Wilford, each of whom the Board has determined to be an independent director in accordance with the applicable Nasdaq rules. The Compensation Committee held three (3) meetings during 2004 to review such compensation and employee benefit matters.
      Corporate Governance and Nominating Committee. The primary purpose of the Corporate Governance and Nominating Committee is to assist the Board in its oversight responsibilities. The duties of the Corporate Governance and Nominating Committee include, among other things:

•	recommending membership to various Board Committees;

•	recommending to the Board the slate of director nominees for election at the annual meeting of shareholders;

•	considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by shareholders;

•	establishing criteria for selecting new directors;

•	reviewing the backgrounds and qualifications of possible candidates for director positions; and

•	developing and recommending to the Board a set of corporate governance principles applicable to the Company.
      The Corporate Governance and Nominating Committee is also responsible for considering and making recommendations to the Board concerning the function and needs of the Board, including:

•	overseeing the Company’s director continuing education program;

•	reviewing and recommending the Board for adoption Codes of Ethics, and assessing the adequacy of such Codes on a periodic ongoing basis;

•	annually reviewing and assessing the adequacy of the Corporate Governance and Nominating Committee Charter;

•	reviewing and evaluating the performance of the Corporate Governance and Nominating Committee and the independence of its members;

•	maintaining minutes of meetings and periodically reporting to the Board on significant results of activities; and

•	receiving comments from all directors and reporting annually to the Board with an assessment of the Board’s performance.
      The Corporate Governance and Nominating Committee is comprised of Colonel McKenzie and Messrs. Stevens and Wilford (Chairman), each of whom the Board has determined to be an independent director in accordance with the applicable Nasdaq rules. The Corporate Governance and Nominating Committee operates pursuant to a written charter, a copy of which is available on the Company’s website at www.snbtx.com under the Corporate Governance section on the Investor Relations page.
Director Nominations Process
      The Corporate Governance and Nominating Committee will consider nominees to serve as directors of the Company and recommend such persons to the Board of Directors. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s board of directors and meet the criteria for nominees considered by the committee. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the board of directors and the Corporate Governance and Nominating Committee does not perceive a need to increase the size of the board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Criteria for Director Nominees.
      The Corporate Governance and Nominating Committee will take into consideration such factors as it deems appropriate when it selects individuals to be nominated for election to the Board of Directors. These factors may include: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Corporate Governance and Nominating Committee deems relevant, including age, size of the board of directors and regulatory disclosure obligations.
      The Corporate Governance and Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board of Directors at the time. The Corporate Governance and Nominating Committee will strive to maintain at least one director who meets the definition of “audit committee financial expert” under the regulations of the Securities and Exchange Commission.
      In addition, prior to nominating an existing director for re-election to the Board of Directors, the Corporate Governance and Nominating Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

Process for Identifying and Evaluating Director Nominees.
      Pursuant to the Corporate Governance and Nominating Committee Charter as approved by the Board of Directors, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the Corporate Governance and Nominating Committee intends to follow when they identify and evaluate individuals to be nominated for election to the Board of Directors is set forth below.
      Identification. For purposes of identifying nominees for the Board of Directors, the Corporate Governance and Nominating Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of the Bank’s local communities. The Corporate Governance and Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below in the paragraph titled “Procedures to be Followed by Shareholders.” The Corporate Governance and Nominating Committee has not previously used an independent search firm in identifying nominees.
      Evaluation. In evaluating potential nominees, the Corporate Governance and Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the

Corporate Governance and Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Procedures to be Followed by Shareholders.
      Common Stock shareholders of the Company may nominate one or more persons for election as a Common Stock director of the Company and Class B Stock shareholders may nominate one or more persons for election as a Class B Stock director of the Company at an annual meeting of shareholders if the shareholder complies with the prior notice and information provisions in the Company’s Amended and Restated Bylaws. In order for a director nomination to be timely, a shareholder’s notice to the Company must be received at the Company’s principal executive offices not less than 120 days in advance of the first anniversary of the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting of shareholders has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the Company at least eighty (80) days prior to the date the Company intends to distribute its proxy statement with respect to such meeting.
      To submit a recommendation of a director candidate, a shareholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance and Nominating Committee, care of the Corporate Secretary, at the Company’s main office:

1. The name and address of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s Common Stock or Class B Stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s Common Stock or Class B Stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
Shareholder Communications
      The Company encourages shareholder communications to the Board of Directors and/or individual directors. Written communications may be made to the Board of Directors or to specific members of the board by delivering them to the intended addressee, care of Corporate Secretary, SNB Bancshares, Inc., 14060 Southwest Freeway, Sugar Land, Texas 77478.
      In addition, the Board of Directors encourages directors to attend the Annual Meeting of Shareholders. All of the Company’s directors at that time attended the Company’s 2004 Annual Meeting of Shareholders held on March 23, 2004.
Codes of Ethics
      The Company’s Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of the Company and the Bank. The Company has also adopted a Code of Ethics that applies to the Chief Executive Officer and all senior financial officers. A copy of the Code of Ethics and Business Conduct is available on the Company’s website at www.snbtx.com under the Corporate Governance section on the Investor Relations page. A copy of the Code of Ethics for the Chief Executive

Officer and all senior financial officers can be obtained at no charge by making a written request to the Corporate Secretary, SNB Bancshares, Inc., 14060 Southwest Freeway, Sugar Land, Texas 77478.
Director Compensation
      Directors of the Company receive a $300 fee for each meeting of the Company’s Board of Directors attended. Directors serving on a committee receive a $200 fee for each committee meeting attended, except for the chairman of such committee, who receives a $300 fee per meeting attended. In 2002, each director received a grant of nonqualified stock options to acquire 2,000 shares of the Company’s Common Stock under the 2002 Stock Option Plan. In August 2004, each director received a grant of nonqualified stock options to acquire an additional 2,000 of the Company’s Common Stock under such plan.
      All directors of the Company are also directors of the Bank and receive a $400 fee for each meeting of the Bank’s Board of Directors attended. Directors serving on Bank committees receive $100 fee for each committee meeting attended, except for the chairman of such committee, who receives a $200 fee per meeting.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
      The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s President and Chief Executive Officer and the other four most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (the “named executive officers”) for each of the two fiscal years ended December 31, 2004:

	Annual Compensation

					Long Term
					Compensation

					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Options	Compensation(2)

Harvey E. Zinn	2004	$242,021	$213,288	$13,857	77,000	$13,000
President and Chief Executive	2003	222,200	133,803	5,974	—	12,000
Officer of the Company
and the Bank
Caralisa Morris Simon	2004	$189,968	$169,411	$14,245	77,000	$13,000
Chairman of the Board of the	2003	172,700	105,898	5,358	—	12,000
Company and the Bank
Daniel S. Agnew	2004	$152,750	$64,703	$9,600	51,000	$12,900
Chief Lending Officer of the	2003	146,875	45,486	8,800	—	12,000
Company; President, Lending
Services of the Bank
R. Darrell Brewer	2004	$148,607	$34,532	$9,600	51,000	$11,600
Treasurer and Chief Financial	2003	144,223	16,271	3,600	—	9,900
Officer of the Company;
President, Financial Services and Chief Financial Officer of the Bank
Stewart Morris	2004	$100,534	$136,610	—	77,000	—
Senior Chairman of the Board of	2003	91,395	89,089	$19,900	—	—
the Company and the Bank

(1)	The amounts reported in this column for each named executive officer are as follows: (i) Mr. Zinn — a car allowance and country club dues in 2004 and country club dues in 2003; (ii) Ms. Simon — a car allowance and country club dues in 2004 and country club dues in 2003; (iii) Mr. Agnew — a car allowance in 2004 and 2003; (iv) Mr. Brewer — a car allowance in 2004 and 2003; and (v) Mr. Morris — the cost of a car provided by the Bank to Mr. Morris in 2003.

(2)	Consists of matching contributions by the Company to the Company’s 401(k) Profit Sharing Plan for the benefit of the respective individuals.

Option Grants in Last Fiscal Year
      The following table sets forth individual grants of options that were made during the last fiscal year to the named executive officers.
Option Grants in Last Fiscal Year

	Individual Grants

	Number	Percent of			Potential Realizable Value
	of	Total Options			at Assumed Annual Rates
	Securities	Granted to			of Stock Price Appreciation
	Underlying	Employees	Exercise		for Option Term(2)
	Options	in Fiscal	Price Per	Expiration
Name	Granted	Year(1)	Share	Date	5%	10%

Harvey E. Zinn	77,000	8.33%	$10.82	8/27/2004	$523,957	$1,327,811
Caralisa Morris Simon	77,000	8.33	10.82	8/27/2004	523,957	1,327,811
Stewart Morris	77,000	8.33	10.82	8/27/2004	523,957	1,327,811
R. Darrell Brewer	51,000	5.52	10.82	8/27/2004	347,037	879,459
Daniel S. Agnew	51,000	5.52	10.82	8/27/2004	347,037	879,459

(1)	Options to purchase 924,500 shares of Common Stock were granted to the Company’s employees during the year ended December 31, 2004.

(2)	These amounts represent certain assumed rates of appreciation based on the actual option term and annual compounding from the date of the grant. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on future performance of the Common Stock and overall stock market conditions. There can be no assurance that the stock appreciation amounts reflected in this table will be achieved.
Stock Options Exercises and Fiscal Year-End Option Values
      The following table sets forth certain information concerning option exercises during the year ended December 31, 2004 and any value realized thereon by the named executive officers, and the number and value of unexercised options held by such executive officers at December 31, 2004:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at December 31, 2004		December 31, 2004(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Harvey E. Zinn	—	—	6,800	87,200	$66,300	$402,060
Caralisa Morris Simon	—	—	6,800	87,200	66,300	402,060
Stewart Morris	—	—	6,800	87,200	66,300	402,060
R. Darrell Brewer	—	—	6,400	60,600	62,400	294,030
Daniel S. Agnew	—	—	6,400	60,600	62,400	294,030

(1)	The “value realized” represents the difference between the exercise price of the option shares and the market price of the option shares on the date of exercise without considering any taxes which may have been owed.

(2)	The value is based on $14.75 per share, which was the closing sale price of the Common Stock reported on the Nasdaq Stock Market on December 31, 2004.
Stock Option Plans
      On June 7, 2004, the Company’s Board of Directors approved an amendment to the 2002 Stock Option Plan (the “2002 Plan”) which authorizes the issuance of up to 1,300,000 shares of common stock under both “nonqualified” and “incentive” stock options to employees and “nonqualified” stock options to directors who are not employees. The 2002 Plan is intended to provide a means for the Company’s selected key employees and directors to increase their financial interest in the Company, thereby stimulating the efforts of these employees and directors and strengthening their desire to remain involved with or employed with the Company. Under the 2002 Plan, the exercise price and vesting period of each option is set at the time the option is granted and governed by individual option agreements between the Company and the optionee. Each option in place as of December 31, 2004 vests 20% at the end of each of the first five years following the date of grant. Notwithstanding the individual option agreements, the 2002 Plan provides that the Compensation Committee may, in its sole discretion, accelerate the time at which any option may be exercisable.
      Options granted under the 2002 Plan must be exercised within the earlier of 10 years following the date of grant or no later than three months after the optionee’s termination of employment or service with the Company. The 2002 Plan provides that in the event of a corporate change, which occurs when (1) the Company is not the surviving entity in a merger or consolidation, (2) the Company sells all or substantially all of its assets, (3) a person or entity acquires ownership or control of more than 50% of the Company’s then outstanding shares, (4) the Company is to be dissolved or liquidated or (5) as a result of a contested election of directors, the persons who were directors of the Company before such election cease to constitute a majority of the directors, then all options granted shall vest and become immediately exercisable in full. As of December 31, 2004, options to purchase 1,265,700 shares of Common Stock were outstanding under the 2002 Plan and options to purchase an additional 32,000 shares were available for issuance under the 2002 Plan.
Employment Agreements
      The Company has entered into employment agreements with Harvey E. Zinn, Daniel S. Agnew and R. Darrell Brewer. Mr. Zinn’s agreement is for an initial term of three years and will automatically renew for a successive three-year term every three years thereafter unless it is terminated in accordance with its terms. Mr. Zinn’s agreement provides that if he is terminated without cause or in connection with a change in control (including constructive termination), Mr. Zinn will be entitled to receive from the Company a lump sum payment equal to three years’ base salary. The Company’s agreements with Mr. Agnew and Mr. Brewer are each for an initial term of two years and will automatically renew for a successive two-year term every two years thereafter unless terminated in accordance with their terms. The Company’s agreements with Mr. Agnew and Mr. Brewer provide that if they are terminated without cause or in connection with a change in control (including constructive termination), they will be entitled to receive from the Company a lump sum payment equal to two years’ base salary. In the event that the employment agreements of Messrs. Zinn, Agnew or Brewer were terminated as of December 31, 2004 either without cause or in connection with a change in control, they would be entitled to receive aggregate cash payments of $726,063, $305,000 and $297,214, respectively. The employment agreements contain a non-compete restriction applicable only in the event of termination in connection with a change in control of the Company. Each of Mr. Zinn, Mr. Agnew and Mr. Brewer has the power to terminate his employment on thirty (30) days prior notice.
Contributory Profit Sharing Plan
      The Company maintains a contributory profit sharing plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees (the “Plan”). Employees who have completed three months of service and are 18 years of age or older are eligible for employer-matching contributions. The Company currently matches 100% of the first 6% of compensation deferred by each participant. The Company matching contributions to the Plan for 2004 and 2003 were $341,000 and $297,000, respectively.
Compensation Committee Interlocks and Insider Participation
      During 2003 and the first and second quarters of 2004, matters related to compensation and employee benefits were considered by the Bank’s compensation committee, which was comprised of Harvey E. Zinn, Caralisa Morris Simon, Stewart Morris and Wallace J. McKenzie. Messrs. Zinn and Morris and Ms. Simon also serve as executive officers of the Company. During that period, final determination regarding stock options and compensation for Messrs. Zinn and Morris and Ms. Simon was made by the Board of Directors of the Bank. During the third quarter of 2004, the Company formed a Compensation Committee comprised solely of independent directors in accordance with the applicable Nasdaq rules. During 2004, no executive officer of the Company served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The following is a report from the Compensation Committee of the Company describing the policies pursuant to which compensation was paid to executive officers of the Company and the Bank during 2004.
      The Compensation Committee of the Board of Directors was formed in the third quarter of 2004 and is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. Colonel McKenzie and Messrs. Stevens and Wilford serve on the Compensation Committee. The Compensation Committee prepares a report which sets forth the components of the Company’s executive officer compensation program and describes the basis on which the 2004 compensation determinations were made with respect to the executive officers of the Company and the Bank.
Compensation Philosophy
      The Company believes that compensation of its executive officers should enhance and reinforce the goals of the Company for profitable growth, continuation of a sound overall condition and enhancing shareholder value. In determining the compensation of the Company’s executive officers, the Compensation Committee considers various factors, including (i) that compensation must be competitive in order to attract, retain and motivate talented executive officers, (ii) that compensation should be tied in part to both individual performance and the Company’s financial performance, so that executive officers are rewarded for their individual contributions and the success of the Company, (iii) that compensation should be tied in part to the performance of the Company’s Common Stock through the use of stock options and (iv) that compensation should balance short and long-term financial objectives.
Incentive Compensation
      The annual compensation of the Company’s named executive officers consists of a base salary and an annual bonus. In each fiscal year, the Company allocates a set amount, based on the Company’s performance, for bonus payments to employees and executive officers, including the named executive officers. For the named executive officers, the annual bonus is based on individual performance and the Company’s overall performance. In 2004, such bonuses were based on the Company’s increase in earnings, loans, core deposits and individual performance.
Stock Options
      Stock options have been the Company’s primary form of long-term incentive compensation. As of March 31, 2005, there were 1,283,400 options outstanding under the Company’s stock option plans, 416,000 of which were held by the named executive officers of the Company.
      The Compensation Committee will continue to monitor the base salary levels and the various incentives of the executive offices to ensure that overall compensation is consistent with the Company’s objectives and competitiveness in the marketplace.

2004 Compensation of the President and Chief Executive Officer
      During the first and second quarter of 2004, matters related to the compensation and benefits of Harvey E. Zinn, the Company’s President and Chief Executive Officer, were considered by the Bank’s Board of Directors. In determining his salary for 2004, the Bank’s Board of Directors considered Mr. Zinn’s individual performance and the Company’s financial performance. For 2004, the Board of Directors of the Bank set Mr. Zinn’s salary at $242,021. In addition, based on the criteria discussed above with respect to incentive compensation, the Compensation Committee recommended and the Company’s Board of Directors approved a bonus of $213,288 for Mr. Zinn for 2004. The amount contributed by the Company to the 401(k) plan for the benefit of Mr. Zinn in fiscal year 2004 was $13,000. The Compensation Committee believes that Mr. Zinn’s total compensation is reasonable and competitive.

The Compensation Committee

Colonel Wallace J. McKenzie, Chairman
James W. Stevens
Dan Wilford

AUDIT COMMITTEE REPORT
      Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
      In accordance with its written charter adopted by the Company’s Board of Directors, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has determined that each Audit Committee member is an “independent director” in accordance with the listing standards of The Nasdaq Stock Market and that Richard D. Parker is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.
      In discharging its oversight responsibility as to the audit process, the Audit Committee (i) obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” (ii) discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and (iii) satisfied itself as to the firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
      The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the internal and external audit examinations.
      The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2004, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.
      Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also has reappointed, subject to shareholder ratification, the independent registered public accounting firm and the Board concurred in such reappointment.

The Audit Committee

Robert P. Viles, M.D., Chairman
Richard D. Parker
General Edmond S. Solymosy

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
      The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2004 and 2003 by Deloitte & Touche LLP:

	2004	2003

Audit fees	$233,619	$107,453
Audit related fees	—	—
Tax fees	—	—
All other fees(1)	192,221	—

(1)	Includes fees for assistance with a registration statement in connection with the Company’s initial public offering in 2004 and review of other filings with the Securities and Exchange Commission.
      The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm.
INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
      Under Section 402 of the Sarbanes-Oxley Act of 2002, it is now unlawful for any company subject thereto to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that company. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are:

•	made available by a company in the ordinary course of a company’s consumer credit business;

•	of a type generally made available by such company to the public; and

•	made by a company on market terms, or terms that are no more favorable than those offered by such company to the general public.
      Section 402 also does not apply to loans by an insured depository institution, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O, as is the case with the Company.
      Some of the Company’s directors, executive officers and principal shareholders (i.e., those who own 10% or more of either class of the Company’s capital stock) and directors and executive officers of the Bank and certain of their affiliates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. During 2004, the Bank made loans in the ordinary course of business to many of these directors and executive officers and the Company’s principal shareholders and certain of their affiliates, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with our company and did not involve more than the normal risk of collectibility or present other unfavorable features. Therefore, the Company believes that all of these transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act. Loans to these directors and executive officers and the Company’s principal shareholders are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to such persons satisfy the foregoing standards. On December 31, 2004, all of such loans aggregated $864,000, which was approximately 0.71% of the Company’s Tier 1 capital. The Bank expects to have such transactions or transactions on a similar basis with its directors and executive officers and with our directors, executive officers and principal shareholders and their affiliates in the future.
      Harvey E. Zinn is the general partner and Harvey Zinn, Jr. is the limited partner of 1922 L.P., a limited partnership that leases real property to the Bank for the Bellfort Motor Bank. The annual rent paid by the Bank to 1922 L.P. in 2004 was approximately $59,700, including the Bank’s pro rata share of taxes and certain common area maintenance fees. The rent is subject to increase annually. The term of the lease will expire on January 31, 2006, not including two optional renewal periods of five years each.
BENEFICIAL OWNERSHIP OF STOCK BY MANAGEMENT OF THE COMPANY
AND PRINCIPAL SHAREHOLDERS
      The following table sets forth as of March 31, 2005, the beneficial ownership of the Company’s Common Stock and Class B Stock held by (1) each director and named executive officer, (2) each shareholder who beneficially owns more than 5% of Common Stock or Class B Stock and (3) all directors and named executive officers as a group. Each share of Class B Stock is convertible into one share of Common Stock. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder, unless indicated otherwise, is the same as the Company’s address.

	Common Stock			Class B Stock

			Percentage			Percentage
	Number		Beneficially	Number		Beneficially
Name	of Shares		Owned(1)	of Shares		Owned(2)

Principal Shareholders:
1992 Morris Family Trust(3)	889,385		9.11%	476,805		17.81%
Caralisa Morris Simon Family Trust(4)	—		—	355,555		13.28
Mendon Capital Advisors Corp.(5)	777,245		7.96	—		—
Wellington Management Company, LLP(6)	723,800		7.42	—		—
Westport Asset Management, Inc.(7)	660,400		6.77	—		—
Directors:
Wallace J. McKenzie	41,800		*	—		—
Stewart Morris	14,636	(8)	*	1,735,470	(9)	64.84
Richard D. Parker	800	(10)	*	1,000		*
Caralisa Morris Simon	979,862	(11)	10.03	833,360	(12)	31.14
Edmond S. Solymosy	1,800	(13)	*	—		—
James W. Stevens	132,800	(14)	1.36	—		—
Robert P. Viles, M.D.	37,100	(15)	*	—		—
Dan Wilford	5,800	(16)	*	—		—
Harvey E. Zinn	420,180	(17)	4.30	—		—
Executive Officers:
Daniel S. Agnew	6,400	(18)	*	—		—
R. Darrell Brewer	18,464	(19)	*	—		—
Directors and Executive Officers as a group (11 persons)	1,652,806		16.87%	2,569,830		96.01%

*	Indicates beneficial ownership of less than 1.0%.

(1)	The percentage of Common Stock beneficially owned was calculated based on 9,758,412 shares of Common Stock issued and outstanding as of March 31, 2005. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of Common Stock held by such shareholder or group and exercisable within 60 days.

(2)	The percentage of Class B stock beneficially owned was calculated based on 2,676,541 shares of Class B Stock issued and outstanding as March 31, 2005.

(3)	The trustees of this trust, Caralisa Morris Simon, Carlotta Barker and Stewart Morris, Jr., vote the shares held by the trust. The address of the 1992 Morris Family Trust is c/o Stewart Title Company,

1980 Post Oak Blvd., Houston, Texas 77056. Under Securities and Exchange Commission (“SEC”) rules, the trust is also deemed to beneficially own 476,805 shares of Common Stock that may be acquired upon the conversion of the Class B Stock owned by the trust presented in the table. These additional shares of Common Stock are not reflected in the Common Stock columns of the ownership table. If these shares were included, the percent of shares of Common Stock beneficially owned would be 14.00%.

(4)	Caralisa Morris Simon is the trustee of the Caralisa Morris Simon Family Trust and she votes all of the shares held by the trust. Under SEC rules, the trust is also deemed to beneficially own 355,555 shares of Common Stock that may be acquired upon the conversion of the Class B Stock owned by the trust presented in the table. These additional shares of Common Stock are not reflected in the Common Stock columns of the ownership table. If these shares were included, the percent of shares of Common Stock beneficially owned would be 3.64%.

(5)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Mendon Capital Advisors Corp. and Anton V. Schutz. Mendon Capital Advisors Corp. is an investment advisor and in such capacity, reported that it had the sole right to vote and dispose of the shares of Common Stock reflected in the table as of December 31, 2004. Anton V. Schutz is the sole shareholder and President of Mendon Capital Advisors Corp.

(6)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Wellington Management Company, LLP. Wellington Management Company, as an investment advisor, may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2004. Wellington Management Company reported that it shared dispositive power with respect to the shares reflected in the table and shared voting power with respect to 418,700 of such shares. According to the Schedule 13G, the shares reflected in the table are owned of record by clients of Wellington Management Company.

(7)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Westport Asset Management, Inc. Westport Asset Management, as an investment advisor, may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2004. Westport Asset Management reported that it shared dispositive power with respect to the shares reflected in the table and shared voting power with respect to 510,400 of such shares. According to the Schedule 13G, the shares reflected in the table are owned of record by clients of Westport Asset Management.

(8)	Consists of 1,000 shares of Common Stock held of record, 6,836 shares of Common Stock held jointly with Harvey E. Zinn and 6,800 shares of Common Stock that may be acquired pursuant to fully vested options. Under SEC rules, Mr. Morris is also deemed to beneficially own 1,735,470 shares of Common Stock that may be acquired upon the conversion of the Class B Stock beneficially owned by Mr. Morris presented in the table. These additional shares of Common Stock are not reflected in the Common Stock columns of the ownership table. If these shares were included, the percent of shares of Common Stock beneficially owned would be 17.92%.

(9)	Includes 1,000 shares of Class B Stock held of record by Mr. Morris’s spouse.

(10)	Includes 300 shares of Common Stock that may be acquired pursuant to fully vested options. Under SEC rules, Mr. Parker is also deemed to beneficially own 1,000 shares of Common Stock that may be acquired upon the conversion of the Class B Stock owned by Mr. Parker presented in the table. These additional shares of Common Stock are not reflected in the Common Stock columns of the ownership table. If these shares were included, the percent of shares of Common Stock beneficially owned would be less than 1.0%.

(11)	Consists of 889,385 shares of Common Stock held of record by the 1992 Morris Family Trust, of which Ms. Simon is a trustee, 47,815 shares of Common Stock held of record by the Stewart Morris, Jr. Family Investment Trust, of which Ms. Simon is the trustee, 35,862 shares of Common Stock held of record by the Caralisa Morris Simon Revocable Trust, of which Ms. Simon is the trustee, and 6,800 shares of Common Stock that may be acquired pursuant to fully vested options. Under SEC rules,

Ms. Simon is also deemed to beneficially own 833,360 shares of Common Stock that may be acquired upon the conversion of the Class B Stock beneficially owned by Ms. Simon presented in the table. These additional shares of Common Stock are not reflected in the Common Stock columns of the ownership table. If these shares were included, the percent of shares of Common Stock beneficially owned would be 18.57%.

(12)	Consists of 476,805 shares of Class B Stock held of record by the 1992 Morris Family Trust, of which Ms. Simon is a trustee, 355,555 shares of Class B Stock held of record by the Caralisa Morris Simon Family Trust, of which Ms. Simon is the trustee, and 1,000 shares of Class B Stock held directly.

(13)	Includes 800 shares of Common Stock that may be acquired pursuant to the exercise of fully vested options.

(14)	Includes 20,000 shares of Common Stock held of record by Brazoria County Abstract Company, in which Mr. Stevens is a partner, and 800 shares of Common Stock that may be acquired pursuant to the exercise of fully vested options

(15)	Includes 800 shares of Common Stock that may be acquired pursuant to the exercise of fully vested options.

(16)	Includes 800 shares of Common Stock that may be acquired pursuant to the exercise of fully vested options.

(17)	Includes 176,286 shares of Common Stock owned of record by H. Zinn Limited Partnership, LP, 6,836 shares of Common Stock held jointly with Stewart Morris and 6,800 shares of Common Stock that may be acquired pursuant to the exercise of fully vested options.

(18)	Consists of 6,400 shares of Common Stock that may be acquired pursuant to the exercise of fully vested options.

(19)	Includes 6,400 shares of Common Stock that may be acquired pursuant to fully vested options and 64 shares of Common Stock held of record by Mr. Brewer’s adult son. Mr. Brewer expressly disclaims beneficial ownership of the shares held of record by his son.

PERFORMANCE GRAPH
      The following Performance Graph compares the cumulative total shareholder return on the Company’s Common Stock for the period beginning at the close of trading on August 18, 2004, when the Common Stock was first listed on the Nasdaq National Market, to December 31, 2004, with the cumulative total return of the Russell 3000 Index and the SNL Southwest Bank Index for the same period. Dividend reinvestment has been assumed. The Performance Graph assumes $100 invested on August 18, 2004 in the Company’s Common Stock, the Russell 3000 Index and the SNL Southwest Bank Index. The historical stock price performance for the Company’s Common Stock shown on the graph below is not necessarily indicative of future stock performance.
Composite of Cumulative Total Return
SNB Bancshares, Inc., the Russell 3000 Index
and the SNL Southwest Bank Index

	Period Ending

Index	08/18/04	08/31/04	09/30/04	10/31/04	11/30/04	12/31/04

SNB Bancshares, Inc.	100.00	106.57	114.10	122.29	135.71	140.48

Russell 3000	100.00	101.00	102.55	104.23	109.08	112.96

SNL Southwest Bank Index	100.00	101.83	103.77	110.49	114.74	115.09

Source: SNL Financial LC, Charlottesville, VA© 2005

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.
      Based solely on the Company’s review of the copies of such reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2004, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except that Harvey Zinn, Jr. did not timely file his initial report of beneficial ownership on Form 3, R. Darrell Brewer did not timely file a Form 4 to report the purchase of securities by his adult son and each of Daniel S. Agnew, R. Darrell Brewer, Wallace J. McKenzie, Stewart Morris, Richard D. Parker, Caralisa Morris Simon, Edmond S. Solymosy, James W. Stevens, Robert P. Viles, Dan Wilford and Harvey E. Zinn did not timely file a Form 4 to report one stock option grant. All of these transactions and holdings have been reported to the SEC.
PROPOSAL TO RATIFY APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005. Deloitte & Touche LLP has served as the Company’s independent audit firm continuously since 1985.
      At the Annual Meeting, the shareholders will be asked to consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions.
      Shareholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year is not required by the Company’s bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of Deloitte & Touche LLP to the Company’s shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP.
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
FOR 2006 ANNUAL MEETING
      In order for shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2006 Annual Meeting of Shareholders and included in the Company’s proxy statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive office not later than December 22, 2005. Shareholder proposals should be submitted to the Corporate Secretary of the Company at 14060 Southwest Freeway, Sugar Land, Texas 77478.
      In addition, the Company’s Amended and Restated Bylaws provide that only such business which is properly brought before a shareholder meeting will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board of Directors to be properly made at a meeting by a shareholder, notice must be received by the Secretary of the Company at the Company’s offices not less than 120 days in advance of the first anniversary of the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting of shareholders; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting of shareholders has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, the notice must be received by the Company at least eighty (80) days prior to the date the Company intends to distribute its proxy statement with respect to such meeting. Such notice to the Company must also provide certain information set forth in the Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws may be obtained upon written request to the Corporate Secretary of the Company.
ANNUAL REPORT ON FORM 10-K
      The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission, to any shareholder upon written request to Whitney Rowe, Vice President — Investor Relations Coordinator, 14060 Southwest Freeway, Sugar Land, Texas 77478.
OTHER MATTERS
      The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
      You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

By order of the Board of Directors,

Caralisa Morris Simon
Chairman of the Board

Appendix A
SNB BANCSHARES, INC.
AUDIT COMMITTEE CHARTER
I. PURPOSE
      The primary purpose of the Audit Committee of SNB Bancshares, Inc. (the “Company”) is to provide independent and objective oversight with respect to:

•	the Company’s financial statements and reports and any additional financial information provided to shareholders and others;

•	the Company’s internal controls;

•	the independent auditor’s qualifications and independence;

•	the Company’s audit, accounting and financial reporting processes generally; and

•	the compliance by the Company with legal and regulatory requirements.
      The Audit Committee shall report to the Board of Directors concerning such matters. The Audit Committee is also responsible for preparing the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.
      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditor as well as anyone in the organization. The Audit Committee has the authority to retain and consult with any special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
II. COMPOSITION AND QUALIFICATIONS
      The Audit Committee shall be comprised of three or more directors as determined from time to time by the Board of Directors. Each member of the Audit Committee shall meet the independence, knowledge and experience requirements of The Nasdaq Stock Market, Inc., the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC. No consulting, advisory, or other compensatory fees (other than as a member of the Company’s Board of Directors and/or the Audit Committee) may be accepted from the Company or any affiliate or subsidiary thereof by an Audit Committee member. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee, and such determination is disclosed in the Company’s proxy statement.
      Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheets, income statements and statements of cash flows, and shall otherwise be financially literate, as such qualification is interpreted by the Board. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication or accounting or related financial management expertise, including, without limitation, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time in the past three years.

      Audit Committee members shall be appointed annually by the Board of Directors upon the recommendation of the Corporate Governance and Corporate Governance and Nominating and shall serve until such member’s successor is designated or until such member’s earlier resignation or removal. The members of the Audit Committee shall designate a chairperson by majority vote of the members. The chairperson shall schedule and preside at all meetings of the Audit Committee and shall be responsible for preparing agendas and making regular reports to the Board of Directors.
III. MEETINGS
      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet periodically with management and the independent auditor privately in separate sessions. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum.
      The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
IV. RESPONSIBILITIES AND DUTIES
Appointment of Independent Auditor and Pre-Approval Policies
      The Audit Committee shall have the sole authority to appoint or replace the independent auditor of the Company (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.
      The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
      With respect to services, it is the policy of the Audit Committee that no independent auditor shall perform both the audit of the financial statements and the internal audit and that no independent auditor shall perform any of the following services:

•	bookkeeping or other services related to the accounting records;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management or human resources functions;

•	broker, dealer, investment adviser or investment banking services; or

•	legal services and expert services unrelated to the audit.

      To fulfill its duties, the Audit Committee, to the extent it deems necessary or appropriate given the circumstances, shall:
Financial Statement and Disclosure Matters
      1. Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to issuance by the auditor of their report thereon, filing such statements on Form 10-K or Form 10-Q with the SEC and distribution to third parties. The review shall include:

•	the Company’s consolidated financial statements and the notes thereto;

•	the independent auditor’s audit of the consolidated financial statements and report, including judgments made in connection with the preparation of such financial statements and report;

•	all critical accounting policies and practices used;

•	all alternative treatments of financial information within GAAP discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

•	other material written communications between the independent auditor and the management of the Company (such as any management letter or schedule of unadjusted differences);

•	any significant changes required in the independent auditor’s examination plan;

•	particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments and other inquiries as the Audit Committee or independent auditor deem appropriate; and

•	the adequacy of the Company’s internal controls.
      Based on such a review, the Audit Committee shall recommend to the Board whether to include such audited financial statements in the Company’s Form 10-K and if applicable, the Company’s Annual Report.
      2. Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as may be modified, supplemented or replaced, related to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.
      3. Review with the independent auditor and management the integrity of the Company’s financial reporting processes and controls. Review and discuss significant financial risk exposures and the steps management has taken to monitor and control such exposure, including the Company’s risk assessment and risk management policies.
      4. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.
      5. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).
      6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.
      7. Obtain from and review with the independent auditor the annual management letter as to the adequacy of the Company’s internal control environment and the existence of any reportable conditions or material weaknesses. Review management’s responses to the annual management letter. Review and make recommendations as to the resolution of any disagreements between the Company’s management and the independent auditor.
      8. Review with the Company’s disclosure committee or if there is no such committee, the persons performing such functions, (a) the Company’s disclosure controls and procedures, (b) any significant deficiencies in the design or operation of internal controls of the Company which could adversely affect the Company’s ability to record, process, summarize and report financial data and (c) any fraud, material or otherwise, that involves management or other employees who have a significant role in the Company’s internal controls.
      9. Review and discuss with management and the independent auditor the Company’s internal control systems intended to ensure the reliability of financial reporting and compliance with applicable laws and regulations. The review shall include the organizational structure, responsibilities, budget, plans, staffing and the performance of the Chief Financial Officer.
      10. Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
      11. Review significant reports of the internal auditor together with management’s response and follow-up to these reports.
Oversight of Company’s Relationship with the Independent Auditor
      12. Evaluate the qualifications, performance and independence of the independent auditor periodically and make determinations regarding the appointment or termination of the independent auditor.
      13. On an annual basis, obtain from the independent auditor a formal written statement describing all relationships between the auditor and the Company, consistent with Independence Standards Board Statement No. 1, as may be modified, supplemented or replaced. The Audit Committee shall discuss such reports with the independent auditor and recommend that the Board of Directors take appropriate action on any disclosed relationships that may reasonably be thought to bear on the independence of the auditor.
      14. At least annually, obtain and review a report from the independent auditor describing (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor; and (c) any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company.
      15. Review a written statement to be provided annually from the independent auditor certifying that the lead or coordinating audit partner with primary responsibility for the audit has not performed such audit services for the Company in excess of five previous fiscal years.
      16. Meet with the independent auditor prior to the audit to discuss the plan of audit, including its scope, staffing, locations and reliance on management.
      17. Develop and recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.
      18. Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.
Ethical and Legal Compliance
      19. Obtain reports from the Company’s Chief Financial Officer and the independent auditor that the Company is in conformity with applicable legal requirements.

      20. Review alleged material fraudulent actions or violations of law reported by internal compliance programs, by the independent auditor or otherwise, and take any necessary action resulting there from.
      21. At least annually, review with the Company’s legal counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, compliance with applicable laws and regulations and any material reports or inquiries received from regulators or governmental agencies. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.
      22. Establish procedures for the receipt, retention and treatment of concerns or complaints regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee shall review all such concerns or complaints from Company employees or other sources.
      23. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.
      24. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company is in conformity with applicable legal requirements. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.
      25. Perform any other activities consistent with this Charter, the bylaws of the company, the rules of The Nasdaq Stock Market, Inc. and any other applicable law, rules or regulations as the Audit Committee or the Board deems necessary or appropriate.
Charter and Evaluation of Audit Committee
      26. Review and reassess the adequacy of the Audit Committee Charter on an annual basis and recommend any proposed changes to the Board for approval. Include the Charter as an appendix to the proxy statement for the Company’s annual meeting of shareholders every three years or in the next proxy statement for an annual meeting of shareholders following any significant amendment of the Charter.
      27. The Audit Committee shall annually evaluate the performance of the Audit Committee and its members.
Limitation of Audit Committee’s Role
      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with applicable laws and regulations.

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Annual Meeting Proxy Card	Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
AND WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.

A   Election of Directors

1.	ELECTION of four Common Stock directors to serve until the 2006 annual meeting of shareholders, and until their successors are duly elected and qualified or until their earlier resignation or removal.

		For	Withhold		For	Withhold

	01 - Colonel Wallace J. McKenzie	☐	☐	03 - General Edmond S. Solomosy	☐	☐

	02 - Richard D. Parker	☐	☐	04 - Robert P. Viles, M.D.	☐	☐

B   Ratification of Appointment of Deloitte & Touche LLP

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005.	☐	☐	☐

C   Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign your name exactly as it appears above. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — SNB Bancshares, Inc.	Common Stock

This Proxy is Solicited on Behalf of the Board of Directors.

2005 Annual Meeting of Shareholders to be held on Thursday, May 26, 2005

The 2005 Annual Meeting of Shareholders of SNB Bancshares, Inc. (the “Company”) will be held at the Museum of Southern History at 14080 Southwest Freeway, Sugar Land, Texas, on Thursday, May 26, 2005, beginning at 1:30 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2005 Annual Meeting of Shareholders and Proxy Statement dated April 21, 2005 accompanying this proxy.

The undersigned hereby appoints Louise Masson and Dan Roach, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2005 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof, including any matter presented by a shareholder at such meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned’s directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of all Common Stock director nominees named herein and (2) FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005.

(Continued and to be voted on reverse side.)

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	Class B Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
AND WILL BE VOTED FOR THE FOLLOWING PROPOSALS UNLESS OTHERWISE INDICATED.

A   Election of Directors

1.	ELECTION of five Class B Stock directors to serve until the 2006 annual meeting of shareholders, and until their successors are duly elected and qualified or until their earlier resignation or removal.

		For	Withhold		For	Withhold

	01 - Stewart Morris	☐	☐	04 - Dan Wilford	☐	☐

	02 - Caralisa Morris Simon	☐	☐	05 - Harvey E. Zinn	☐	☐

	03 - James W. Stevens	☐	☐

B   Ratification of Appointment of Deloitte & Touche LLP

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain

2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005.	☐	☐	☐

C   Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign your name exactly as it appears above. If shares are held jointly, all joint owners should sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

	1 U P X H H H P P P P	0048984

Proxy — SNB Bancshares, Inc.	Class B Stock

This Proxy is Solicited on Behalf of the Board of Directors.

2005 Annual Meeting of Shareholders to be held on Thursday, May 26, 2005

The 2005 Annual Meeting of Shareholders of SNB Bancshares, Inc. (the “Company”) will be held at the Museum of Southern History at 14080 Southwest Freeway, Sugar Land, Texas, on Thursday, May 26, 2005, beginning at 1:30 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2005 Annual Meeting of Shareholders and Proxy Statement dated April 21, 2005 accompanying this proxy.

The undersigned hereby appoints Louise Masson and Dan Roach, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Class B Stock, par value $0.01 per share, of the Company (the “Class B Stock”) owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2005 Annual Meeting of Shareholders and any adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment(s) thereof, including any matter presented by a shareholder at such meeting for which advance notice was not received by the Company in accordance with the Company’s Amended and Restated Bylaws.

This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned’s directions set forth herein. If no direction is made, this proxy will be voted (1) FOR the election of all Class B Stock director nominees named herein and (2) FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005.

(Continued and to be voted on reverse side.)